AXP(R)
     Stock Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Stock Fund seeks to provide shareholders with current income and growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

The Fund's Long-term Performance                         9

Investments in Securities                               10

Financial Statements (Portfolio)                        13

Notes to Financial Statements (Portfolio)               16

Independent Auditors' Report (Portfolio)                20

Financial Statements (Fund)                             21

Notes to Financial Statements (Fund)                    24

Independent Auditors' Report (Fund)                     31

Federal Income Tax Information                          32

Board Members and Officers                              34

--------------------------------------------------------------------------------
2 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

--------------------------------------------------------------------------------
3 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.


KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

--------------------------------------------------------------------------------
4 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Fund Snapshot
         AS OF SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                          Mike Kennedy
Tenure/since                                                     7/1/99
Years in industry                                                    32

FUND OBJECTIVE

For investors seeking current income and growth of capital.

Inception dates
A: 4/6/45         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INSTX          B: IDSBX          C: --            Y: IDSYX

Total net assets                                         $2.301 billion

Number of holdings                                    approximately 100

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X           LARGE
                       MEDIUM  SIZE
                       SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie chart)

Common stocks 84.3%

Preferred stocks 4.6%

Bonds 1.3%

Cash equivalents 9.8%

TOP FIVE SECTORS

Percentage of portfolio assets

Health care                                                        14.9%
Aerospace & defense                                                 5.4
Banks and savings & loans                                           5.2
Media                                                               5.1
Utilities -- electric                                               5.1

TOP TEN HOLDINGS

Percentage of portfolio assets

3M                                                                  3.3%
Anheuser-Busch                                                      2.6
USA Interactive                                                     2.2
Lockheed Martin                                                     2.2
Northrop-Grumman                                                    2.1
Wal-Mart Stores                                                     2.1
Pfizer                                                              2.0
Procter & Gamble                                                    1.9
Bank of America                                                     1.9
Gillette                                                            1.9

Fund holdings are subject to change.

--------------------------------------------------------------------------------
5 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did AXP Stock Fund perform for its fiscal year ended Sept. 30, 2002?

A: The Fund outperformed its benchmark, the S&P 500 Index and ended up in the 22nd percentile of its competitive group. For the year, the Fund returned -18.20% (Class A shares excluding sales charges), versus its benchmark, the S&P 500 Index, which returned -20.49%. The Lipper Large-Cap Core Funds Index returned -18.54% for the same period.

Q:  What factors impacted performance this period?

A: We began the period with a rather conservative structure in the portfolio, emphasizing large-cap stocks that represented a wide cross-section of the market. We managed to capitalize on much of the market's positive movement through the end of 2001, but we were surprised by the sudden surge in technology stocks that took place during the fourth calendar quarter; however, our broad-based focus on the market proved to be more effective for the remainder of the fiscal year.

    The sectors that helped us outperform most significantly were our holdings in the industrial sector and, in a reverse sense, not owning telecommunications services stocks. First, industrials were the best contributor to performance, both in our decision to overweight this sector and in our individual stock selection, as our holdings did better than the sector within the benchmark. Our decision to overweight the stocks of defense companies within the sector helped performance for the year. We added to this position as we saw evidence of an increase in defense spending, which should allow these companies to enjoy incremental growth potential. Also, our current largest holding in the Fund's portfolio -- 3M -- proved to be another positive influence to performance, particularly in recent weeks.

(bar graph)
PERFORMANCE COMPARISON
For the year ended Sept. 30, 2002

  0%
 -5%
-10%
-15%        (bar 1)       (bar 2)       (bar 3)
-20%        -18.20%       -20.49%       -18.54%
-25%

(bar 1) AXP Stock Fund Class A (excluding sales charge)

(bar 2) S&P 500 Index (unmanaged)

(bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
6 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > Industrials were the best contributor to performance, both in our decision to overweight this sector and in our individual stock selection. (end callout quote)

    More positive performance came from our continuing strategy to avoid the troubled telecommunications sector. Burdened with excess capacity plus possessing debt-heavy balance sheets, we were convinced to avoid the sector.

    On the negative side, the worst performing sector for the Fund was healthcare. The portfolio's laggards included two healthcare company stocks, which had product specific problems. The second sector that hurt performance was technology. The irony is that we made a conscious effort to remain underweighted in our exposure to technology, which was the third-worst performing sector of the benchmark for the twelve month period. Although it was the right decision to minimize our exposure to technology, what we owned did not help

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (4/6/45)                  (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                  -18.20%      -22.90%       -18.84%      -22.08%      -18.84%      -18.84%      -18.12%      -18.12%
5 years                  -2.96%       -4.10%        -3.70%       -3.83%         N/A          N/A        -2.85%       -2.85%
10 years                 +6.57%       +5.94%         N/A           N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +4.71%       +4.71%      -19.64%      -19.64%       +5.65%       +5.65%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
7 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Questions & Answers

    performance. Another area that underperformed the benchmark was basic materials, where our overweighted exposure to paper companies detracted from overall performance.

    We believe it bears mention that the S&P 500 Index, the Fund's benchmark, completed its worst quarter (third quarter of 2002) in 15 years during the period under review. While we are disappointed with absolute returns for the Fund, the Fund's relative performance offered a significant advantage over its benchmark.

Q:  What is your outlook?

A: We continue to remain cautiously positive on economic and market recovery. It seems that there are two factors currently holding the market back: the fear of a double dip, and the consequences of an invasion of Iraq by the United States. We do not believe a double-dip recession is likely. Instead, earnings expectations were too high and are now being adjusted downward to more realistic levels beginning with third quarter earnings reports. These earnings reductions will result in more realistic equity valuations, i.e., more in line with actual economic earnings growth of 6% to 9%. There seems to be confusion in the market since earnings are being reduced, which many think is an indication of a pending recession. It should be remembered that although earnings estimates are coming down, they remain positive and ahead of the rate in the second quarter. Regarding current geopolitical tensions, the outcome remains to be seen.

    Our strategy remains the same: based on the anticipation that economic recovery will proceed slowly, earnings will grow 6% to 9% and market leadership will not come from either the technology sector or the consumer sectors. If events go as planned, we expect to increase the economic-sensitivity of the portfolio over the next few months.

--------------------------------------------------------------------------------
8 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

The Fund's Long-Term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Stock Fund Class A shares (from 10/01/92 to 9/30/02) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                                IN AXP STOCK FUND

$50,000

$37,500        (solid line) AXP Stock Fund Class A

$25,000        (dotted line) S&P 500 Index(1)

$12,500        (dashed line) Lipper Large-Cap Core Funds Index(2)

        `92    `93   `94    `95    `96   `97    `98   `99    `00    `01   `02

(solid line) AXP Research Opportunities Fund Class A $17,812

(dotted line) S&P 500 Index(1) $23,663

(dashed line) Lipper Large-Cap Core Funds Index(2) $21,605

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

               Average Annual Total Returns
      Class A with Sales Charge as of Sept. 30, 2002

1 year                                            -22.90%
5 years                                            -4.10%
10 years                                           +5.94%
Since inception                                      N/A

Results for other share classes can be found on page 7.

--------------------------------------------------------------------------------
9 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Investments in Securities

Equity Portfolio

Sept. 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (85.2%)
Issuer                                                Shares            Value(a)

Aerospace & defense (5.4%)
Lockheed Martin                                      800,000         $51,736,000
Northrop Grumman                                     400,000          49,616,000
Raytheon                                             800,000          23,440,000
Total                                                                124,792,000

Airlines (0.7%)
Southwest Airlines                                 1,300,000          16,978,000

Banks and savings & loans (5.2%)
Bank of America                                      700,000          44,660,000
FleetBoston Financial                                800,000          16,264,000
U.S. Bancorp                                       1,400,000          26,012,000
Wells Fargo                                          700,000          33,712,000
Total                                                                120,648,000

Beverages & tobacco (4.3%)
Anheuser-Busch                                     1,200,000          60,720,000
Coca-Cola                                            800,000          38,368,000
Total                                                                 99,088,000

Building materials & construction (1.5%)
Weyerhaeuser                                         800,000          35,016,000

Chemicals (2.4%)
Air Products & Chemicals                             300,000          12,603,000
Dow Chemical                                       1,200,000          32,772,000
Praxair                                              200,000          10,222,000
Total                                                                 55,597,000

Communications equipment & services (1.0%)
Motorola                                           2,200,000          22,396,000

Computer software & services (0.9%)
Microsoft                                            500,000(b)       21,845,000

Computers & office equipment (0.9%)
Cisco Systems                                      2,000,000(b)       20,960,000

Electronics (2.5%)
Intel                                              1,300,000          18,057,000
KLA-Tencor                                           500,000(b)       13,970,000
Taiwan Semiconductor Mfg ADR                       1,100,000(b,c)      6,985,000
Texas Instruments                                  1,000,000          14,770,000
Vishay Intertechnology                               500,000(b)        4,400,000
Total                                                                 58,182,000

Energy (3.1%)
Apache                                               300,000          17,835,000
ConocoPhillips                                       467,700          21,626,448
Exxon Mobil                                        1,000,000          31,900,000
Total                                                                 71,361,448

Energy equipment & services (0.8%)
Transocean                                           900,000          18,720,000

Financial services (0.9%)
Citigroup                                            700,000          20,755,000

Food (3.0%)
Kraft Foods Cl A                                     700,000          25,522,000
Tyson Foods Cl A                                   2,500,000          29,075,000
Wrigley (Wm) Jr                                      300,000          14,847,000
Total                                                                 69,444,000

Health care (15.1%)
Abbott Laboratories                                  500,000          20,200,000
Baxter Intl                                        1,200,000          36,660,000
IDEC Pharmaceuticals                                 700,000(b)       29,064,000
Johnson & Johnson                                    700,000          37,856,000
Laboratory Corp America Holdings                     900,000(b)       30,402,000
MedImmune                                          1,000,000(b)       20,870,000
Medtronic                                          1,000,000          42,120,000
Merck & Co                                           700,000          31,997,000
Pfizer                                             1,600,000          46,432,000
Pharmacia                                            500,000          19,440,000
Wyeth                                              1,000,000          31,800,000
Total                                                                346,841,000

Household products (3.9%)
Gillette                                           1,500,000          44,400,000
Procter & Gamble                                     500,000          44,690,000
Total                                                                 89,090,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Industrial equipment & services (1.5%)
Caterpillar                                          300,000         $11,166,000
Deere & Co                                           500,000          22,725,000
Total                                                                 33,891,000

Insurance (3.3%)
AFLAC                                                700,000          21,483,000
Allstate                                             500,000          17,775,000
Jefferson-Pilot                                      600,000          24,059,999
Travelers Property Casualty Cl A                     930,243(b)       12,279,208
Travelers Property Casualty Cl B                      62,135(b)          840,687
Total                                                                 76,437,894

Leisure time & entertainment (3.4%)
Mattel                                             1,700,000          30,617,000
MGM Mirage                                           600,000(b)       22,380,000
Viacom Cl B                                          600,000(b)       24,330,000
Total                                                                 77,327,000

Media (5.2%)
Gannett                                              500,000          36,090,000
McGraw-Hill Companies                                500,000          30,610,000
USA Interactive                                    2,700,000(b)       52,326,000
Total                                                                119,026,000

Metals (1.7%)
Alcoa                                                800,000          15,440,000
Barrick Gold                                         600,000(c)        9,330,000
Newmont Mining                                       500,000          13,755,000
Total                                                                 38,525,000

Multi-industry conglomerates (5.1%)
3M                                                   700,000          76,979,000
General Electric                                   1,600,000          39,440,000
Total                                                                116,419,000

Paper & packaging (1.5%)
Intl Paper                                         1,000,000          33,390,000

Restaurants & lodging (1.5%)
McDonald's                                         2,000,000          35,320,000

Retail (3.5%)
Home Depot                                           500,000          13,050,000
Wal-Mart Stores                                    1,000,000          49,240,000
Walgreen                                             600,000          18,456,000
Total                                                                 80,746,000

Transportation (1.8%)
Union Pacific                                        700,000          40,509,000

Utilities -- electric (5.1%)
Dominion Resources                                   700,000          35,511,000
DTE Energy                                           700,000          28,490,000
FPL Group                                            500,000          26,900,000
Southern Co                                          500,000          14,390,000
TXU                                                  300,000          12,513,000
Total                                                                117,804,000

Total common stocks
(Cost: $2,283,663,702)                                            $1,961,108,342

Preferred stocks (4.6%)
Issuer                                                Shares            Value(a)

Dominion Resources
     9.50% Cv                                        342,000         $17,370,180
FPL Group
     8.50% Cv                                        300,000          15,450,000
General Motors
     5.25% Cv Series B                               600,000          13,428,000
MetLife Capital Trust I
     8.00% Cm Cv                                     300,000          21,180,000
Public Service Enterprise Group
     10.25% Cv                                       229,500          11,004,525
St. Paul Companies
     9.00% Cv                                        491,200          28,366,800

Total preferred stocks
(Cost: $101,380,972)                                                $106,799,505

Bonds (1.3%)
Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Costco Wholesale
     Zero Coupon Cv
         08-19-17              3.50%             $21,000,000(d,f)    $15,960,000
Devon Energy
     Cv
         08-15-08               4.90              15,000,000          14,906,250

Total bonds
(Cost: $27,651,602)                                                  $30,866,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Short-term securities (9.9%)
Issuer                         Annualized           Amount              Value(a)
                              yield on date       payable at
                               of purchase         maturity

U.S. government agencies (7.6%) Federal Home Loan Bank Disc Nts
         10-25-02                 1.64%           $9,100,000          $9,089,297
         10-25-02                 1.68            11,200,000          11,187,180
Federal Home Loan Mtge Corp Disc Nts
         10-04-02                 1.70               400,000             399,924
         10-08-02                 1.61            11,900,000          11,895,742
         10-17-02                 1.73            16,800,000          16,787,569
         10-29-02                 1.70            20,000,000          19,972,610
         11-07-02                 1.68            25,000,000          24,955,667
         11-19-02                 1.67            13,800,000          13,767,992
Federal Natl Mtge Assn Disc Nts
         11-06-02                 1.64            15,000,000          14,975,816
         12-18-02                 1.70            50,000,000          49,823,400
Total                                                                172,855,197

Commercial paper (2.3%)
BOC Group
         10-25-02                 1.75             7,900,000(e)        7,890,399
Chevron UK Investment
         10-15-02                 1.69            10,000,000(e)        9,992,625
Falcon Asset Securitization
         10-28-02                 1.80             4,000,000(e)        3,994,400
GE Capital Intl Funding
         10-01-02                 2.00            10,000,000(e)        9,999,445
Morgan Stanley
         11-15-02                 1.76             2,200,000           2,195,052
Park Avenue Receivables
         10-04-02                 1.71            10,500,000(e)       10,498,005
SBC Intl
         10-03-02                 1.76             1,400,000(e)        1,399,795
         10-24-02                 1.77             1,600,000(e)        1,598,112
Sheffield Receivables
         11-04-02                 1.77             1,600,000(e)        1,597,247
Variable Funding Capital
         10-29-02                 1.75             4,900,000(e)        4,893,092
Total                                                                 54,058,172

Total short-term securities
(Cost: $226,913,328)                                                $226,913,369

Total investments in securities
(Cost: $2,639,609,604)(g)                                         $2,325,687,466

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 0.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) At Sept. 30, 2002, the cost of securities for federal income tax purposes was $2,640,914,263 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 130,205,850
     Unrealized depreciation                                      (445,432,647)
                                                                  ------------
     Net unrealized depreciation                                 $(315,226,797)
                                                                 -------------

--------------------------------------------------------------------------------
12 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Portfolio

Sept. 30, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,639,609,604)                         $2,325,687,466
Dividends and accrued interest receivable                        3,348,236
Receivable for investment securities sold                       15,596,637
                                                                ----------
Total assets                                                 2,344,632,339
                                                             -------------

Liabilities
Disbursements in excess of cash on demand deposit                   84,671
Payable upon return of securities loaned (Note 4)               42,771,000
Accrued investment management services fee                          94,336
Other accrued expenses                                              59,005
                                                                    ------
Total liabilities                                               43,009,012
                                                                ----------
Net assets                                                  $2,301,623,327
                                                            ==============
*Including securities on loan, at value (Note 4)            $   40,805,072
                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Statement of operations
Equity Portfolio

Year ended Sept. 30, 2002
Investment income
Income:
Dividends                                                                   $ 51,561,467
Interest                                                                       5,925,641
   Less foreign taxes withheld                                                   (92,354)
                                                                                 -------
Total income                                                                  57,394,754
                                                                              ----------
Expenses (Note 2):
Investment management services fee                                            15,120,564
Compensation of board members                                                     23,405
Custodian fees                                                                   173,862
Audit fees                                                                        32,250
Other                                                                             48,846
                                                                                  ------
Total expenses                                                                15,398,927
   Earnings credits on cash balances (Note 2)                                       (176)
                                                                                    ----
Total net expenses                                                            15,398,751
                                                                              ----------
Investment income (loss) -- net                                               41,996,003
                                                                              ----------
Realized and unrealized gain (loss) - net
Net realized gain (loss) on:
   Security transactions (Note 3)                                           (282,365,155)
   Options contracts written (Note 5)                                          2,091,929
                                                                               ---------
Net realized gain (loss) on investments                                     (280,273,226)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       (266,988,346)
                                                                            ------------
Net gain (loss) on investments and foreign currencies                       (547,261,572)
                                                                            ------------
Net increase (decrease) in net assets resulting from operations            $(505,265,569)
                                                                           =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
Equity Portfolio

Year ended Sept. 30,                                                                     2002                  2001

Operations
Investment income (loss) -- net                                                    $   41,996,003      $    51,514,327
Net realized gain (loss) on investments                                              (280,273,226)          (1,591,366)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (266,988,346)      (1,175,198,544)
                                                                                     ------------       --------------
Net increase (decrease) in net assets resulting from operations                      (505,265,569)      (1,125,275,583)
                                                                                     ------------       --------------
Proceeds from contributions                                                            29,447,718           14,412,855
Fair value of withdrawals                                                            (501,336,476)        (386,364,764)
                                                                                     ------------         ------------
Net contributions (withdrawals) from partners                                        (471,888,758)        (371,951,909)
                                                                                     ------------         ------------
Total increase (decrease) in net assets                                              (977,154,327)      (1,497,227,492)
Net assets at beginning of year                                                     3,278,777,654        4,776,005,146
                                                                                    -------------        -------------
Net assets at end of year                                                          $2,301,623,327      $ 3,278,777,654
                                                                                   ==============      ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

Equity Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
16 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
17 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Stock Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $100,680 for the year ended Sept. 30, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 2002, the Portfolio's custodian fees were reduced by $176 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,456,365,506 and $2,619,188,943, respectively, for the year ended Sept. 30, 2002. For the same period, the portfolio turnover rate was 86%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $527,433 for the year ended Sept. 30, 2002.

4. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002, securities valued at $40,805,072 were on loan to brokers. For collateral, the Portfolio received $42,771,000 in cash. Income from securities lending amounted to $101,558 for the year ended Sept. 30, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                              Year ended Sept. 30, 2002
                                                        Calls
                                            Contracts          Premiums

Balance Sept. 30, 2001                         10,000       $ 2,091,929
Opened                                             --                --
Expired                                       (10,000)       (2,091,929)
                                              -------        ----------
Balance Sept. 30, 2002                             --       $        --
                                              -------       -----------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
19 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Portfolio (a series of Growth and Income Trust) as of September 30, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Portfolio as of September 30, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
20 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Stock Fund, Inc.

Sept. 30, 2002
Assets
Investment in Portfolio (Note 1)                                                                     $2,301,562,500
Capital shares receivable                                                                                   124,999
                                                                                                            -------
Total assets                                                                                          2,301,687,499
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                       57,711
Accrued distribution fee                                                                                     50,910
Accrued service fee                                                                                           4,072
Accrued transfer agency fee                                                                                  27,866
Accrued administrative services fee                                                                           6,224
Other accrued expenses                                                                                      244,541
                                                                                                            -------
Total liabilities                                                                                           391,324
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $2,301,296,175
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,592,219
Additional paid-in capital                                                                            2,927,078,765
Undistributed net investment income                                                                       1,749,200
Accumulated net realized gain (loss) (Note 5)                                                          (315,210,853)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (313,913,156)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                             $2,301,296,175
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,598,810,289
                                                            Class B                                  $  210,085,094
                                                            Class C                                  $    2,000,198
                                                            Class Y                                  $  490,400,594
Net asset value per share of outstanding capital stock:     Class A shares        110,526,476        $        14.47
                                                            Class B shares         14,651,380        $        14.34
                                                            Class C shares            139,916        $        14.30
                                                            Class Y shares         33,904,134        $        14.46
                                                                                   ----------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Stock Fund, Inc.

Year ended Sept. 30, 2002
Investment income
Income:
Dividends                                                                                              $ 51,560,220
Interest                                                                                                  5,928,523
   Less foreign taxes withheld                                                                              (92,351)
                                                                                                            -------
Total income                                                                                             57,396,392
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                        15,398,383
Distribution fee
   Class A                                                                                                5,419,770
   Class B                                                                                                2,973,449
   Class C                                                                                                   22,913
Transfer agency fee                                                                                       3,613,219
Incremental transfer agency fee
   Class A                                                                                                  208,448
   Class B                                                                                                   90,500
   Class C                                                                                                    1,031
Service fee -- Class Y                                                                                      650,837
Administrative services fees and expenses                                                                   958,744
Compensation of board members                                                                                17,030
Printing and postage                                                                                        371,599
Registration fees                                                                                            80,332
Audit fees                                                                                                   10,750
Other                                                                                                        10,447
                                                                                                             ------
Total expenses                                                                                           29,827,452
   Earnings credits on cash balances (Note 2)                                                               (29,456)
                                                                                                            -------
Total net expenses                                                                                       29,797,996
                                                                                                         ----------
Investment income (loss) -- net                                                                          27,598,396
                                                                                                         ----------
Realized and unrealized gain (loss) - net
Net realized gain (loss) on:
   Security transactions                                                                               (282,357,964)
   Options contracts written                                                                              2,091,929
                                                                                                          ---------
Net realized gain (loss) on investments                                                                (280,266,035)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (266,981,293)
                                                                                                       ------------
Net gain (loss) on investments and foreign currencies                                                  (547,247,328)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(519,648,932)
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Stock Fund, Inc.

Year ended Sept. 30,                                                                     2002                  2001
Operations and distributions
Investment income (loss) -- net                                                    $  27,598,396       $    34,220,246
Net realized gain (loss) on investments                                             (280,266,035)           (1,571,000)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               (266,981,293)       (1,175,193,638)
                                                                                    ------------        --------------
Net increase (decrease) in net assets resulting from operations                     (519,648,932)       (1,142,544,392)
                                                                                    ------------        --------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (20,134,467)          (22,908,683)
     Class B                                                                            (546,583)             (128,550)
     Class C                                                                              (4,753)               (2,956)
     Class Y                                                                          (7,054,693)           (8,211,333)
   Net realized gain
     Class A                                                                            (170,708)         (342,402,971)
     Class B                                                                             (23,793)          (45,710,431)
     Class C                                                                                (157)             (118,787)
     Class Y                                                                             (51,115)         (101,769,580)
                                                                                         -------          ------------
Total distributions                                                                  (27,986,269)         (521,253,291)
                                                                                     -----------          ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                            97,420,399           105,362,503
   Class B shares                                                                     44,137,647            54,166,817
   Class C shares                                                                      1,273,765             1,915,657
   Class Y shares                                                                    109,513,536           154,851,512
Reinvestment of distributions at net asset value
   Class A shares                                                                     18,318,413           335,208,053
   Class B shares                                                                        560,081            45,253,410
   Class C shares                                                                          4,800               117,399
   Class Y shares                                                                      6,624,459           100,711,162
Payments for redemptions
   Class A shares                                                                   (413,669,151)         (359,608,863)
   Class B shares (Note 2)                                                           (87,590,707)          (74,452,177)
   Class C shares (Note 2)                                                              (540,820)             (398,828)
   Class Y shares                                                                   (205,391,477)         (196,776,065)
                                                                                    ------------          ------------
Increase (decrease) in net assets from capital share transactions                   (429,339,055)          166,350,580
                                                                                    ------------           -----------
Total increase (decrease) in net assets                                             (976,974,256)       (1,497,447,103)
Net assets at beginning of year                                                    3,278,270,431         4,775,717,534
                                                                                   -------------         -------------
Net assets at end of year                                                         $2,301,296,175       $ 3,278,270,431
                                                                                  ==============       ===============
Undistributed net investment income                                               $    1,749,200       $     1,891,584
                                                                                  --------------       ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Stock Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Portfolio

The Fund invests all of its assets in Equity Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
24 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $284 and accumulated net realized loss has been decreased by $284.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                     2002                      2001

Class A
Distributions paid from:
     Ordinary income                  $20,305,175              $129,856,868
     Long-term capital gain                    --               235,454,786

Class B
Distributions paid from:
     Ordinary income                      570,376                14,406,019
     Long-term capital gain                    --                31,432,962

Class C
Distributions paid from:
     Ordinary income                        4,910                    40,058
     Long-term capital gain                    --                    81,685

Class Y
Distributions paid from:
     Ordinary income                    7,105,808                39,998,651
     Long-term capital gain                    --                69,982,262

As of Sept. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $   1,749,200
Accumulated gain (loss)                                       $(313,906,225)
Unrealized appreciation (depreciation)                        $(315,217,784)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
25 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,054,484 for Class A, $253,409 for Class B and $662 for Class C for the year ended Sept. 30, 2002.

During the year ended Sept. 30, 2002, the Fund's transfer agency fees were reduced by $29,456 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
26 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                        5,392,410         2,444,654           70,579         6,106,890
Issued for reinvested distributions         1,035,001            30,261              267           375,558
Redeemed                                  (23,406,859)       (5,089,871)         (31,739)      (11,431,596)
                                          -----------        ----------          -------       -----------
Net increase (decrease)                   (16,979,448)       (2,614,956)          39,107        (4,949,148)
                                          -----------        ----------           ------        ----------

                                                               Year ended Sept. 30, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                        4,825,308         2,471,218           88,031         7,103,795
Issued for reinvested distributions        15,679,368         2,126,797            5,533         4,716,026
Redeemed                                  (16,783,964)       (3,545,110)         (19,004)       (9,137,041)
                                          -----------        ----------          -------        ----------
Net increase (decrease)                     3,720,712         1,052,905           74,560         2,682,780
                                            ---------         ---------           ------         ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Sept. 30, 2002.

5. CAPITAL LOSS CARRY-OVER

For federal income purposes, the Fund has a capital loss carry-over of $313,906,225 as of Sept. 30, 2002, that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                              $17.86      $27.12        $26.14        $24.18     $27.44
Income from investment operations:
Net investment income (loss)                                         .17         .20           .19           .24        .29
Net gains (losses) (both realized and unrealized)                  (3.39)      (6.47)         4.11          4.00        .22
Total from investment operations                                   (3.22)      (6.27)         4.30          4.24        .51
Less distributions:
Dividends from net investment income                                (.17)       (.18)         (.18)         (.24)      (.30)
Distributions from realized gains                                     --       (2.81)        (3.14)        (2.04)     (3.47)
Total distributions                                                 (.17)      (2.99)        (3.32)        (2.28)     (3.77)
Net asset value, end of period                                    $14.47      $17.86        $27.12        $26.14     $24.18

Ratios/supplemental data
Net assets, end of period (in millions)                           $1,599      $2,277        $3,358        $3,105     $2,783
Ratio of expenses to average daily net assets(c)                    .92%        .87%          .84%          .82%       .77%
Ratio of net investment income (loss)
to average daily net assets                                         .93%        .88%          .67%          .90%      1.14%
Portfolio turnover rate (excluding short-term securities)            86%         87%           53%           76%        79%
Total return(e)                                                  (18.20%)    (24.87%)       16.59%        17.71%      2.04%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000         1999         1998
Net asset value, beginning of period                              $17.70      $26.90        $25.97        $24.05     $27.32
Income from investment operations:
Net investment income (loss)                                         .03         .01            --           .06        .10
Net gains (losses) (both realized and unrealized)                  (3.36)      (6.39)         4.07          3.96        .21
Total from investment operations                                   (3.33)      (6.38)         4.07          4.02        .31
Less distributions:
Dividends from net investment income                                (.03)       (.01)           --          (.06)      (.11)
Distributions from realized gains                                     --       (2.81)        (3.14)        (2.04)     (3.47)
Total distributions                                                 (.03)      (2.82)        (3.14)        (2.10)     (3.58)
Net asset value, end of period                                    $14.34      $17.70        $26.90        $25.97     $24.05

Ratios/supplemental data
Net assets, end of period (in millions)                             $210        $306          $436          $349       $258
Ratio of expenses to average daily net assets(c)                   1.69%       1.64%         1.60%         1.59%      1.53%
Ratio of net investment income (loss)
to average daily net assets                                         .15%        .11%         (.09%)         .12%       .39%
Portfolio turnover rate (excluding short-term securities)            86%         87%           53%           76%        79%
Total return(e)                                                  (18.84%)    (25.48%)       15.73%        16.81%      1.27%

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000(b)
Net asset value, beginning of period                              $17.66      $26.88        $26.70
Income from investment operations:
Net investment income (loss)                                         .04         .04           .05
Net gains (losses) (both realized and unrealized)                  (3.36)      (6.41)          .17
Total from investment operations                                   (3.32)      (6.37)          .22
Less distributions:
Dividends from net investment income                                (.04)       (.04)         (.04)
Distributions from realized gains                                     --       (2.81)           --
Total distributions                                                 (.04)      (2.85)         (.04)
Net asset value, end of period                                    $14.30      $17.66        $26.88

Ratios/supplemental data
Net assets, end of period (in millions)                               $2          $2            $1
Ratio of expenses to average daily net assets(c)                   1.71%       1.64%         1.60%(d)
Ratio of net investment income (loss)
to average daily net assets                                         .14%        .16%          .02%(d)
Portfolio turnover rate (excluding short-term securities)            86%         87%           53%
Total return(e)                                                  (18.84%)    (25.47%)         .81%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                      2002         2001         2000          1999       1998
Net asset value, beginning of period                              $17.86      $27.13        $26.14        $24.18     $27.44
Income from investment operations:
Net investment income (loss)                                         .20         .23           .23           .27        .31
Net gains (losses) (both realized and unrealized)                  (3.40)      (6.47)         4.13          4.00        .22
Total from investment operations                                   (3.20)      (6.24)         4.36          4.27        .53
Less distributions:
Dividends from net investment income                                (.20)       (.22)         (.23)         (.27)      (.32)
Distributions from realized gains                                     --       (2.81)        (3.14)        (2.04)     (3.47)
Total distributions                                                 (.20)      (3.03)        (3.37)        (2.31)     (3.79)
Net asset value, end of period                                    $14.46      $17.86        $27.13        $26.14     $24.18

Ratios/supplemental data
Net assets, end of period (in millions)                             $490        $694          $981        $1,063     $1,027
Ratio of expenses to average daily net assets(c)                    .76%        .71%          .69%          .72%       .70%
Ratio of net investment income (loss)
to average daily net assets                                        1.08%       1.04%          .82%         1.00%      1.21%
Portfolio turnover rate (excluding short-term securities)            86%         87%           53%           76%        79%
Total return(e)                                                  (18.12%)    (24.77%)       16.80%        17.81%      2.12%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP STOCK FUND, INC.

We have audited the accompanying statement of assets and liabilities of AXP Stock Fund, Inc. as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002, and the financial highlights for each of the years in the five-year period ended September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Stock Fund, Inc. as of September 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
30 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information
         (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Some of the dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Stock Fund, Inc.
Fiscal year ended Sept. 30, 2002

Class A
Income distributions taxable as dividend income, 98.70% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.06269
March 21, 2002                                                  0.03625
June 21, 2002                                                   0.03153
Sept. 20, 2002                                                  0.03956
Total distributions                                            $0.17003

The distributions of $0.06269 per share, payable Dec. 20, 2001, consisted of $0.06132 from net investment income and $0.00137 from net short-term capital gains.

Class B
Income distributions taxable as dividend income, 98.70% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.03083
Mar. 21, 2002                                                   0.00001
Sept. 20, 2002                                                  0.00234
Total distributions                                            $0.03318

The distributions of $0.03083 per share, payable Dec. 20, 2001, consisted of $0.02946 from net investment income and $0.00137 from net short-term capital gains.

--------------------------------------------------------------------------------
32 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Class C
Income distributions taxable as dividend income, 98.70% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.03254
March 21, 2002                                                  0.00292
Sept. 20, 2002                                                  0.00562
Total distributions                                            $0.04108

The distributions of $0.03254 per share, payable Dec. 20, 2001, consisted of $0.03117 from net investment income and $0.00137 from net short-term capital gains.

Class Y
Income distributions taxable as dividend income, 98.70% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.06955
March 21, 2002                                                  0.04390
June 21, 2002                                                   0.03908
Sept. 20, 2002                                                  0.04624
Total distributions                                            $0.19877

The distributions of $0.06955 per share, payable Dec. 20, 2001, consisted of $0.06818 from net investment income and $0.00137 from net short-term capital gains.

--------------------------------------------------------------------------------
33 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 79 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age        Position held      Principal            Other directorships
                          with Fund and      occupation during
                          length of service  past five years

------------------------- ------------------ -------------------- ---------------------
Arne H. Carlson           Board member       Chair, Board
901 S. Marquette Ave.     since 1999         Services
Minneapolis, MN 55402                        Corporation
Born in 1934                                 (provides
                                             administrative
                                             services to
                                             boards). Former
                                             Governor of
                                             Minnesota
------------------------- ------------------ -------------------- ---------------------
Philip J. Carroll, Jr.    Board member       Retired Chairman     Boise Cascade
901 S. Marquette Ave.     since 2002         and CEO, Fluor       Corporation (forest
Minneapolis, MN 55402                        Corporation          products), Scottish
Born in 1937                                 (engineering and     Power PLC, Vulcan
                                             construction)        Materials Company,
                                             since 1998. Former   Inc.
                                             President and CEO,   (construction
                                             Shell Oil Company    materials/chemicals)
------------------------- ------------------ -------------------- ---------------------
Livio D. DeSimone         Board member       Retired Chair of     Cargill,
30 Seventh Street East    since 2001         the Board and        Incorporated
Suite 3050                                   Chief Executive      (commodity
St. Paul, MN 55101-4901                      Officer, Minnesota   merchants and
Born in 1936                                 Mining and           processors), Target
                                             Manufacturing (3M)   Corporation
                                                                  (department
                                                                  stores), General
                                                                  Mills, Inc.
                                                                  (consumer foods),
                                                                  Vulcan Materials
                                                                  Company
                                                                  (construction
                                                                  materials/
                                                                  chemicals),
                                                                  Milliken & Company
                                                                  (textiles and
                                                                  chemicals), and
                                                                  Nexia
                                                                  Biotechnologies,
                                                                  Inc.
------------------------- ------------------ -------------------- ---------------------
Ira D. Hall               Board member       Private investor;    Imagistics
183 Long Close Road       since 2001         formerly with        International, Inc.
Stamford, CT 06902                           Texaco Inc.,         (office equipment),
Born in 1944                                 Treasurer,           Reynolds & Reynolds
                                             1999-2001 and        Company
                                             General Manager,     (information
                                             Alliance             services), TECO
                                             Management           Energy, Inc.
                                             Operations,          (energy holding
                                             1998-1999. Prior     company), The
                                             to that, Director,   Williams Companies,
                                             International        Inc. (energy
                                             Operations IBM       distribution
                                             Corp.                company)
------------------------- ------------------ -------------------- ---------------------
Heinz F. Hutter           Board member       Retired President
P.O. Box 2187             since 1994         and Chief
Minneapolis, MN 55402                        Operating Officer,
Born in 1929                                 Cargill,
                                             Incorporated
                                             (commodity
                                             merchants and
                                             processors)
------------------------- ------------------ -------------------- ---------------------
Anne P. Jones             Board member       Attorney and         Motorola, Inc.
5716 Bent Branch Rd.      since 1985         Consultant           (electronics)
Bethesda, MD 20816
Born in 1935
------------------------- ------------------ -------------------- ---------------------
Stephen R. Lewis, Jr.*    Board member       Retired President
901 S. Marquette Ave.     since 2002         and Professor of
Minneapolis, MN 55402                        Economics,
Born in 1939                                 Carleton College
------------------------- ------------------ -------------------- ---------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
34 -- AXP STOCK FUND -- 2002 ANNUAL REPORT


Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Alan G. Quasha            Board member       President,           Compagnie
720 Fifth Avenue          since 2002         Quadrant             Financiere
New York, NY 10019                           Management, Inc.     Richemont AG
Born in 1949                                 (management of       (luxury goods)
                                             private equities)
------------------------- ------------------ -------------------- ---------------------
Alan K. Simpson           Board member       Former three-term    Biogen, Inc.
1201 Sunshine Ave.        since 1997         United States        (biopharmaceuticals)
Cody, WY 82414                               Senator for Wyoming
Born in 1931
------------------------- ------------------ -------------------- ---------------------
Alison Taunton-Rigby      Board member       President,           Synaptic
8 Farrar Road             since 2002         Forester Biotech     Pharmaceuticals
Lincoln, MA 01773                            since 2000. Former   Corporation
Born in 1944                                 President and CEO,
                                             Aquila
                                             Biopharmaceuticals,
                                             Inc.
------------------------- ------------------ -------------------- ---------------------

Board Members Affiliated with AEFC**

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Barbara H. Fraser         Board member       Executive Vice
1546 AXP Financial        since 2002         President - AEFA
Center                                       Products and
Minneapolis, MN 55474                        Corporate
Born in 1949                                 Marketing of AEFC
                                             since 2002.
                                             President -
                                             Travelers Check
                                             Group, American
                                             Express Company,
                                             2001-2002.
                                             Management
                                             Consultant,
                                             Reuters,
                                             2000-2001.
                                             Managing Director
                                             - International
                                             Investments,
                                             Citibank Global,
                                             1999-2000.
                                             Chairman and CEO,
                                             Citicorp
                                             Investment
                                             Services and
                                             Citigroup
                                             Insurance Group,
                                             U.S., 1998-1999.
                                             Head of Marketing
                                             and Strategic
                                             Planning -
                                             Investment
                                             Products and
                                             Distribution,
                                             Citibank Global,
                                             1995-1998
------------------------- ------------------ -------------------- ---------------------
Stephen W. Roszell        Board member       Senior Vice
50238 AXP Financial       since 2002; Vice   President -
Center                    President since    Institutional
Minneapolis, MN 55474     2002               Group of AEFC
Born in 1949
------------------------- ------------------ -------------------- ---------------------
William F. Truscott       Board member       Senior Vice
53600 AXP Financial       since 2001, Vice   President - Chief
Center                    President since    Investment Officer
Minneapolis, MN 55474     2002               of AEFC since
Born in 1960                                 2001. Former Chief
                                             Investment Officer
                                             and Managing
                                             Director, Zurich
                                             Scudder Investments
------------------------- ------------------ -------------------- ---------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
35 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Jeffrey P. Fox            Treasurer since    Vice President -
50005 AXP Financial       2002               Investment
Center                                       Accounting, AEFC,
Minneapolis, MN 55474                        since 2002; Vice
Born in 1955                                  President -
                                             Finance, American
                                             Express Company,
                                             2000-2002; Vice
                                             President -
                                             Corporate
                                             Controller, AEFC,
                                             1996-2000
------------------------- ------------------ -------------------- ---------------------
Paula R. Meyer            President since    Senior Vice
596 AXP Financial Center  2002               President and
Minneapolis, MN 55474                        General Manager -
Born in 1954                                 Mutual Funds,
                                             AEFC, since 2002;
                                             Vice President and
                                             Managing Director -
                                             American Express
                                             Funds, AEFC,
                                             2000-2002; Vice
                                             President, AEFC,
                                             1998-2000;
                                             President - Piper
                                             Capital
                                             Management 1997-1998
------------------------- ------------------ -------------------- ---------------------
Leslie L. Ogg             Vice President,    President of Board
901 S. Marquette Ave.     General Counsel,   Services
Minneapolis, MN 55402     and Secretary      Corporation
Born in 1938              since 1978
------------------------- ------------------ -------------------- ---------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
36 -- AXP STOCK FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds

AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New DimensionsFund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds

AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds

AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds

AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds

AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds

AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (11/02)

AXP Stock Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6351 W (11/02)